EXHIBIT 10.2

                        PURCHASE AGREEMENT AND ASSIGNMENT


                                     between


                          EMERGENT AUTO HOLDINGS CORP.
                                  as Purchaser


                             THE LOAN PRO$, INC. and
                        PREMIER FINANCIAL SERVICES, INC.
                                   as Sellers


                                       and


                              EMERGENT GROUP, INC.


                                   dated as of

                                  March 1, 1996




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                                TABLE OF CONTENTS

                                                                            Page

ARTICLE I       DEFINITIONS..................................................  1

     SECTION 1.1         General.............................................  1
     SECTION 1.2         Specific Terms......................................  1
     SECTION 1.3         Usage of Terms......................................  2
     SECTION 1.4         Certain References..................................  3
     SECTION 1.5         No Recourse.........................................  3
     SECTION 1.6         Action by or Consent of Certificateholders..........  3
     SECTION 1.7         Material Adverse Effect.............................  3

ARTICLE II     CONVEYANCE OF THE RECEIVABLES AND THE OTHER
               CONVEYED PROPERTY.............................................  3

     SECTION 2.1         Conveyance of the Receivables and the Other Conveyed
                         Property............................................  3
     SECTION 2.2         Purchase Price......................................  4

ARTICLE III    REPRESENTATIONS AND WARRANTIES................................  4

     SECTION 3.1         Representations and Warranties of the Sellers.......  4
     SECTION 3.2         Representations and Warranties of Purchaser.........  6
     SECTION 3.3         Indemnification.....................................  8

ARTICLE IV     COVENANTS OF THE SELLERS...................................... 10

     SECTION 4.1         Protection of Title of Purchaser, the Depositor
                            and the Trust.................................... 10
     SECTION 4.2         Other Liens or Interests............................ 11
     SECTION 4.3         Costs and Expenses.................................. 12

ARTICLE V      REPURCHASES................................................... 12

     SECTION 5.1         Repurchase of Receivables Upon Breach of Warranty... 12
     SECTION 5.2         Reassignment of Purchased Receivables............... 13
     SECTION 5.3         Waivers............................................. 13

ARTICLE VI     MISCELLANEOUS................................................. 13

     SECTION 6.1         Liability of the Sellers............................ 13
     SECTION 6.2         Merger or Consolidation of any Seller or Purchaser.. 13



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     SECTION 6.3         Limitation on Liability of the Sellers and Others... 14
     SECTION 6.4         Amendment........................................... 14
     SECTION 6.5         Notices............................................. 15
     SECTION 6.6         Merger and Integration.............................. 16
     SECTION 6.7         Severability of Provisions.......................... 16
     SECTION 6.8         Intention of the Parties............................ 16
     SECTION 6.9         Governing Law....................................... 16
     SECTION 6.10           Counterparts..................................... 16
     SECTION 6.11           Conveyance of the Receivables and the Other
                            Conveyed Property to the Trust................... 16
     SECTION 6.12           Nonpetition Covenant............................. 17



SCHEDULE A -- Schedule of Receivables Conveyed
SCHEDULE B -- Representations and Warranties of Sellers

                        PURCHASE AGREEMENT AND ASSIGNMENT


     THIS PURCHASE AGREEMENT AND ASSIGNMENT, dated as of March 1, 1996, executed among Emergent Auto Holdings Corp., a Delaware corporation (the "Purchaser"), The Loan Pro$, Inc., a South Carolina corporation ("Loan Pro$") and Premier Financial Services, Inc., a South Carolina corporation ("Premier") (Premier, together with Loan Pro$, the "Sellers") and Emergent Group, Inc., a South Carolina corporation ("Emergent Group").

                              W I T N E S S E T H:

     WHEREAS, Purchaser has agreed to purchase from Sellers, and Sellers, pursuant to this Agreement, are transferring to Purchaser the Receivables and Other Conveyed Property.

     NOW, THEREFORE, in consideration of the premises and the mutual agreements hereinafter contained, and for other good and valuable consideration, the receipt of which is acknowledged, Purchaser and Sellers, intending to be legally bound, hereby agree as follows:


                                    ARTICLE I

                                   DEFINITIONS

     SECTION 1.1 General. The specific terms defined in this Article include the plural as well as the singular. The words "herein", "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision, and Article, Section, Schedule and Exhibit references, unless otherwise specified, refer to Articles and Sections of and Schedules and Exhibits to this Agreement. Capitalized terms used herein without definition shall have the respective meanings assigned to such terms in the Pooling and Servicing Agreement (defined herein).

     SECTION 1.2 Specific Terms. Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

     "Agreement" shall mean this Purchase Agreement and Assignment and all amendments hereof and supplements hereto.

     "Initial Spread Account Deposit" means $1,288,587.18.

     "Other Conveyed Property" means all monies at any time paid or payable on the Receivables or in respect thereof after the Cut-Off Date (including amounts due on or before the Cut-Off Date but received by each of the Sellers after the Cut-Off Date), an assignment of security interests in the Financed Vehicles, the Insurance Policies and any proceeds from any Insurance Policies relating to the Receivables, the Obligors or the Financed Vehicles, including rebates of premiums, rights of each of the Sellers against Dealers with respect to the Receivables under the Dealer Agreements and the Dealer Assignments, all items contained in the Receivable Files, any and all other documents or electronic records that each Seller keeps on file in accordance with its customary procedures relating to the Receivables, the Obligors or the Financed Vehicles, property (including the right to receive future Liquidation Proceeds) that secures a Receivable and that has been acquired by or on behalf of the Trustee pursuant to liquidation of such Receivable, and all proceeds of the foregoing.

     "Pooling and Servicing Agreement" means the Pooling and Servicing Agreement, dated as of March 1, 1996, among Prudential Securities Secured Financing Corporation, as Depositor, Emergent Group, Inc. as Servicer, and Bankers Trust Company, a New York banking corporation, as Trustee and Backup Servicer, as the same may be amended, modified or supplemented from time to time.

     "Purchaser" means Emergent Auto Holdings Corp.

     "Schedule of Receivables Conveyed" means the schedule of all installment sales contracts and promissory notes sold and transferred pursuant to this Agreement which is attached hereto as Schedule A.

     "Schedule of Representations" means the Schedule of Representations and Warranties attached hereto as Schedule B.

     "Seller Repurchase Event" means with respect to each Seller, the occurrence of a breach of any of either Seller's representations and warranties under Schedule B hereto.

     "Sellers" means The Loan Pro$, Inc. and Premier Financial Services, Inc.

     SECTION 1.3 Usage of Terms. With respect to all terms used in this Agreement, the singular includes the plural and the plural the singular; words importing any gender include the other genders; references to "writing" include printing, typing, lithography, and other means of reproducing words in a visible form; references to agreements and other contractual instruments include all subsequent amendments thereto or changes therein entered into in accordance with their respective terms and not prohibited by this Agreement or the Pooling and Servicing Agreement; references to Persons include their permitted successors and assigns; and the terms "include" or "including" mean "include without limitation" or "including without limitation."



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

     SECTION 1.4 Certain References. All references to the Principal Balance of a Receivable as of a Record Date shall refer to the close of business on such day, or as of the first day of a Collection Period shall refer to the opening of business on such day. All references to the last day of a Collection Period shall refer to the close of business on such day.

     SECTION 1.5 No Recourse. Without limiting the obligations of Sellers hereunder, no recourse may be taken, directly or indirectly, under this Agreement or any certificate or other writing delivered in connection herewith or therewith, against any stockholder, officer or director, as such, of the Sellers, or of any predecessor or successor of any of the Sellers.

     SECTION 1.6 Action by or Consent of Certificateholders. Whenever any provision of this Agreement refers to action to be taken, or consented to, by Certificateholders, such provision shall be deemed to refer to Certificateholders of record as of the Record Date immediately preceding the date on which such action is to be taken, or consent given, by Certificateholders. Solely for the purposes of any action to be taken, or consented to, by Certificateholders, any Certificate registered in the name of any of the Sellers or any Affiliate thereof shall be deemed not to be outstanding and the Fractional Undivided Interest evidenced thereby shall not be taken into account in determining whether the requisite Fractional Undivided Interest necessary to effect any such action or consent has been obtained; provided, however, that, solely for the purpose of determining whether the Trustee is entitled to rely upon any such action or consent, only Certificates which the Trustee knows to be so owned shall be so disregarded.

     SECTION 1.7 Material Adverse Effect. Whenever a determination is to be made under this Agreement as to whether a given event, action, course of conduct or set of facts or circumstances could or would have a material adverse effect on the Trust or the Certificateholders (or any similar or analogous determination), such determination shall be made without taking into account the funds available from claims under the Policy.


                                   ARTICLE II

                          CONVEYANCE OF THE RECEIVABLES
                         AND THE OTHER CONVEYED PROPERTY

     SECTION 2.1 Conveyance of the Receivables and the Other Conveyed Property. Subject to the terms and conditions of this Agreement, the Sellers hereby sell, transfer, assign, and otherwise convey to Purchaser without recourse (but without limitation of its obligations in this Agreement), and Purchaser hereby purchases, all right, title and interest of each of the Sellers in and to the Receivables and the Other Conveyed Property. It is the intention of the each of the Sellers and Purchaser that the transfer and assignment contemplated by this Agreement shall constitute a sale of the Receivables and





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

the Other Conveyed Property from each of the Sellers to Purchaser, conveying good title thereto free and clear of any Liens, and the Receivables and the Other Conveyed Property shall not be part of the Sellers' respective estates in the event of the filing of a bankruptcy petition by or against the Sellers under any bankruptcy or similar law.

     SECTION 2.2 Purchase Price. Simultaneously with the conveyance of the Receivables and the Other Conveyed Property to Purchaser, Purchaser has paid or caused to be paid to or upon the order of (a) Loan Pro$ $12,180,275.60 by wire transfer of immediately available funds (partially representing the proceeds to Purchaser from the sale of the Receivables to the Depositor); and (b) Premier $3,995,638.25 by wire transfer of immediately available funds (partially representing the proceeds to Purchaser from the sale of the Receivables to the Depositor).


                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

     SECTION 3.1 Representations and Warranties of the Sellers. Each Seller makes the following representations and warranties, on which Purchaser relies in purchasing the Receivables and the Other Conveyed Property and in transferring the Receivables and the Other Conveyed Property to the Depositor under the Unaffiliated Seller's Agreement, on which the Depositor will rely in transferring the Receivables and the Other Conveyed Property to the Trust under the Pooling and Servicing Agreement and on which the Certificate Insurer will rely in issuing the Policy. Such representations are made as of the execution and delivery of this Agreement or other time specified in the Schedule of Representations, but shall survive the sale, transfer and assignment of the Receivables and the Other Conveyed Property hereunder, the sale, transfer and assignment thereof by the Seller to the Depositor under the Unaffiliated Seller's Agreement and the sale, transfer and assignment thereof by the Depositor to the Trustee under the Pooling and Servicing Agreement. Each Seller and Purchaser agree that Purchaser will assign to the Depositor all of Purchaser's rights under the Agreement, the Depositor will assign to the Trustee all of Purchaser's rights under the Agreement and that the Trustee will thereafter be entitled to enforce this Agreement directly against each Seller in the Trustee's own name on behalf of the Trust.

          (a) Schedule of Representations. The representations and warranties made by each Seller, as a Seller hereunder and set forth on the Schedule of Representations are true and correct.

          (b) Organization and Good Standing. Each Seller has been duly organized and is validly existing as a corporation in good standing under the laws of the State of South Carolina, with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is currently conducted, and had at all relevant





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

     times and now has, power, authority and legal right to enter into and perform its obligations under this Agreement.

          (c) Due Qualification. Each Seller is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of its property or the conduct of its business requires such qualification.

          (d) Power and Authority. Each Seller has the power and authority to execute and deliver this Agreement and to carry out its terms; each Seller has full power and authority to sell and assign the Receivables and Other Conveyed Property to be sold and assigned to and deposited with Purchaser hereunder and has duly authorized such sale and assignment to Purchaser by all necessary corporate action and the execution, delivery and performance of this Agreement have been duly authorized by each Seller by all necessary corporate action.

          (e) Valid Sale; Binding Obligations. This Agreement has been duly executed and delivered, shall effect a valid sale, transfer and assignment of the Receivables and the Other Conveyed Property, enforceable against each Seller and creditors of and purchasers from each Seller, and this Agreement constitute legal, valid and binding obligations of each Seller enforceable in accordance with its respective terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by equitable limitations on the availability of specific remedies, regardless of whether such enforceability is considered in a proceeding in equity or at law.

          (f) No Violation. The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms of this Agreement shall not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the articles of incorporation or bylaws of each Seller, or any indenture, agreement, mortgage, deed of trust or other instrument to which each Seller is a party or by which it is bound or any of its properties are subject, or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument, other than this Agreement or the Stock Pledge Agreement or violate any law, order, rule or regulation applicable to each Seller of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over each Seller or any of its properties, or in any way materially adversely affect the interest of the Certificateholders or the Trust in any Receivable, or affect each Seller's ability to perform its obligations under this Agreement;

          (g) No Proceedings. There are no proceedings or investigations pending or, to each Seller's knowledge, threatened against each Seller, before any


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

     court, regulatory body, administrative agency or other tribunal or governmental instrumentality having jurisdiction over each Seller or its properties (i) asserting the invalidity of this Agreement, (ii) seeking to prevent the issuance of the Certificates or the consummation of any of the transactions contemplated by this Agreement, (iii) seeking any determination or ruling that might materially and adversely affect the performance by each Seller of its obligations under, or the validity or enforceability of, this Agreement, (iv) involving each Seller or which might adversely affect the federal income tax or other federal, state or local tax attributes of the Certificates or (v) that could have a material adverse effect on the Receivables. To each Seller's knowledge, there are no proceedings or investigations pending or threatened against each Seller, before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality having jurisdiction over each Seller or its properties relating to each Seller which might adversely affect the federal income tax or other federal, state or local tax attributes of the Certificates;

          (h) No Consents. Neither Seller is required to obtain the consent of any other party or any consent, license, approval or authorization, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement except such consents as have been obtained;

          (i) Approvals. All approvals, authorizations, orders or other actions of any person, corporation or other organization, or of any court, governmental agency or body or official, required in connection with the execution and delivery by each Seller of this Agreement and the consummation of the transactions contemplated hereby have been or will be taken or obtained on or prior to the Closing Date.

          (j) Chief Executive Office. The chief executive offices of Loan Pro$ and Premier are located at 15 South Main Street, Suite 750, Greenville, South Carolina 29601.

     SECTION 3.2 Representations and Warranties of Purchaser. Purchaser makes the following representations and warranties, on which each Seller relies in selling, assigning, transferring and conveying the Receivables and the Other Conveyed Property to Purchaser hereunder. Such representations are made as of the execution and delivery of this Agreement, but shall survive the sale, transfer and assignment of the Receivables and the Other Conveyed Property hereunder, the sale, transfer and assignment thereof by Purchaser to the Depositor under the Unaffiliated Seller's Agreement and the sale, transfer and assignment thereof by the Depositor to the Trustee under the Pooling and Servicing Agreement.

          (a) Organization and Good Standing. Purchaser has been duly organized and is validly existing and in good standing as a corporation under the laws of the State of South Carolina, with the power and authority to own


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

     its properties and to conduct its business as such properties are currently owned and such business is currently conducted, and had at all relevant times, and has, full power, authority and legal right to acquire and own the Receivables and the Other Conveyed Property, and to transfer the Receivables and the Other Conveyed Property to the Depositor pursuant to the Unaffiliated Seller's Agreement.

          (b) Due Qualification. Purchaser is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals in all jurisdictions where the failure to do so would materially and adversely affect Purchaser's ability to acquire the Receivables or the Other Conveyed Property or the validity or enforceability of the Receivables and the Other Conveyed Property or to perform Purchaser's obligations hereunder and under the Related Documents.

          (c) Power and Authority. Purchaser has the power, authority and legal right to execute and deliver this Agreement and to carry out the terms hereof and to acquire the Receivables and the Other Conveyed Property hereunder; and the execution, delivery and performance of this Agreement and all of the documents required pursuant hereto have been duly authorized by Purchaser by all necessary action.

          (d) No Consent Required. Purchaser is not required to obtain the consent of any other Person, or any consent, license, approval or authorization or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery or performance of this Agreement and the Related Documents, except for such as have been obtained, effected or made.

          (e) Binding Obligation. This Agreement constitutes a legal, valid and binding obligation of Purchaser, enforceable against Purchaser in accordance with its terms, subject, as to enforceability, to applicable bankruptcy, insolvency, reorganization, conservatorship, receivership, liquidation and other similar laws and to general equitable principles.

          (f) No Violation. The execution, delivery and performance by Purchaser of this Agreement, the consummation of the transactions contemplated by this Agreement and the Related Documents and the fulfillment of the terms of this Agreement and the Related Documents do not and will not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the certificate of incorporation or bylaws of Purchaser, or conflict with or breach any of the terms or provisions of, or constitute (with or without notice or lapse of time) a default under, any indenture, agreement, mortgage, deed of trust or other instrument to which Purchaser is a party or by which Purchaser is bound or to which any of its properties are subject, or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement,





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

     mortgage, deed of trust or other instrument (other than the Unaffiliated Seller's Agreement or the Spread Account Agreement), or violate any law, order, rule or regulation, applicable to Purchaser or its properties, of any federal or state regulatory body, any court, administrative agency, or other governmental instrumentality having jurisdiction over Purchaser or any of its properties.

          (g) No Proceedings. There are no proceedings or investigations pending, or, to the knowledge of Purchaser, threatened against Purchaser, before any court, regulatory body, administrative agency, or other tribunal or governmental instrumentality having jurisdiction over Purchaser or its properties: (i) asserting the invalidity of this Agreement or any of the Related Documents, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or any of the Related Documents, (iii) seeking any determination or ruling that might materially and adversely affect the performance by Purchaser of its obligations under, or the validity or enforceability of, this Agreement or any of the Related Documents or (iv) that may adversely affect the federal or state income tax attributes of, or seeking to impose any excise, franchise, transfer or similar tax upon, the transfer and acquisition of the Receivables and the Other Conveyed Property hereunder or the transfer by Purchaser of the Receivables and the Other Conveyed Property to the Depositor pursuant to the Unaffiliated Seller's Agreement.

In the event of any breach of a representation and warranty made by Purchaser hereunder, each Seller covenants and agrees that neither Seller will take any action to pursue any remedy that either may have hereunder, in law, in equity or otherwise, until a year and a day have passed since the date on which all pass-through certificates or other similar securities issued by the Trust, or a trust or similar vehicle formed by Purchaser, have been paid in full. Each Seller and Purchaser agree that damages will not be an adequate remedy for such breach and that this covenant may be specifically enforced by Purchaser or by the Trustee on behalf of the Trust.

     SECTION 3.3 Indemnification.

     (a) Each Seller shall defend,  indemnify and hold harmless  Purchaser,  the
Depositor, the Trustee, the Backup Servicer, the Trust and the Certificateholders from and against any and all costs, expenses, losses, damages, claims, and liabilities, arising out of or resulting from any breach of any of each Seller's representations and warranties contained herein.

     (b) Each Seller shall defend,  indemnify and hold harmless  Purchaser,  the
Depositor, the Trustee, the Backup Servicer, the Trust and the Certificateholders from and against any and all costs, expenses, losses, damages, claims, and liabilities, arising out of or resulting, from the use, ownership or operation by each Seller or any affiliate thereof of a Financed Vehicle.






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

     (c) Each Seller will defend and indemnify Purchaser, the Depositor, the Trustee, the Backup Servicer, the Trust, the Certificate Insurer and the Certificateholders against any and all costs, expenses, losses, damages, claims and liabilities arising out of or resulting from any action taken, or any action failed to be taken that is required to be taken under this Agreement, by it in respect of any portion of the Trust Property other than in accordance with this Agreement.

     (d) Each Seller agrees to pay, and shall defend, indemnify and hold harmless Purchaser, the Depositor, the Trustee, the Backup Servicer, the Trust and the Certificateholders from and against any taxes that may at any time be asserted against Purchaser, the Depositor, the Trustee, the Backup Servicer, or the Certificateholders with respect to the transactions contemplated in this Agreement, including, without limitation, any sales, gross receipts, general corporation, tangible or intangible personal property, privilege, or license taxes (but, not including any taxes asserted with respect to, and as of the date of, the sale, transfer and assignment of the Receivables and the Other Conveyed Property to Purchaser, the conveyance of the Receivables or Other Conveyed Property under the Unaffiliated Seller's Agreement and the conveyance of the Trust Property to the Trustee or the issuance and original sale of the Certificates, or asserted with respect to ownership of the Receivables and Other Conveyed Property or the Trust Property which shall be indemnified by each Seller pursuant to clause (e) below, or federal, state or other income taxes, arising out of distributions on the Certificates or transfer taxes arising in connection with the transfer of Certificates) and costs and expenses in defending against the same, arising by reason of the acts to be performed by each Seller under this Agreement or imposed against such Persons.

     (e) Each Seller agrees to pay, and to indemnify, defend and hold harmless Purchaser, the Depositor, the Trustee, the Backup Servicer, the Trust and the Certificateholders from, any taxes which may at any time be asserted against such Persons with respect to, and as of the date of, the conveyance or ownership of the Receivables or the Other Conveyed Property hereunder, the conveyance or ownership of the Receivables or Other Conveyed Property under the Unaffiliated Seller's Agreement and the conveyance or ownership of the Trust Property under the Pooling and Servicing Agreement or the issuance and original sale of the Certificates, including, without limitation, any sales, gross receipts, personal property, tangible or intangible personal property, privilege or license taxes (but not including any federal or other income taxes, including franchise taxes, arising out of the transactions contemplated hereby or transfer taxes arising in connection with the transfer of Certificates) and costs and expenses in defending against the same, arising by reason of the acts to be performed by each Seller under this Agreement or imposed against such Persons.

     (f) Each Seller shall defend, indemnify, and hold harmless Purchaser, the Depositor, the Trustee, the Backup Servicer, the Trust and the Certificateholders from and against any and all costs, expenses, losses, claims, damages, and liabilities to the extent that such cost, expense, loss, claim, damage, or liability arose out of, or was imposed upon Purchaser, the Depositor, the Trustee, the Backup Servicer, the Trust and the

Certificateholders through, the negligence, willful misfeasance, or bad faith of each Seller in the performance of its duties under this Agreement or by reason of reckless disregard of each Seller's obligations and duties under this Agreement.

     (g) Each Seller shall indemnify, defend and hold harmless Purchaser, the Depositor, the Trustee, the Certificate Insurer, the Backup Servicer, the Trust and the Certificateholders from and against any loss, liability or expense incurred by reason of the violation by each Seller of federal or state securities laws in connection with the registration or the sale of the Certificates.

     (h) Each Seller shall indemnify, defend and hold harmless Purchaser, the Depositor, the Trustee, the Certificate Insurer, the Backup Servicer, the Trust and the Certificateholders from and against any loss, liability or expense imposed upon, or incurred by, Purchaser, the Depositor, the Trustee, the Certificate Insurer, the Trust or the Certificateholders as a result of the failure of any Receivable, or the sale of the related Financed Vehicle, to comply with all requirements of applicable law.

     Indemnification under this Section 3.3 shall include reasonable fees and expenses of counsel and expenses of litigation and shall survive termination of the Trust. The indemnity obligations hereunder shall be in addition to any obligation that each Seller may otherwise have.


                                   ARTICLE IV

                            COVENANTS OF THE SELLERS

     SECTION 4.1 Protection of Title of Purchaser, the Depositor and the Trust.

     (a) At or prior to the Closing Date, each Seller shall have filed or caused to be filed a UCC-1 financing statement, executed by such Seller as seller or debtor, naming Purchaser as purchaser or secured party and describing the Receivables and the Other Conveyed Property being sold by it to Purchaser as collateral, with the office of the Secretary of State of the State of South Carolina and in such other locations as Purchaser shall have required. From time to time thereafter, the Servicer shall execute and file such financing statements and cause to be executed and filed such continuation statements, all in such manner and in such places as may be required by law fully to preserve, maintain and protect the interest of Purchaser under this Agreement, of the Depositor under the Unaffiliated Seller's Agreement and of the Trust under the Pooling and Servicing Agreement in the Receivables and the Other Conveyed Property, as the case may be, and in the proceeds thereof. Each Seller shall deliver (or cause to be delivered) to Purchaser, the Depositor, the Trustee, and the Certificate Insurer file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing. In the event that each Seller fails to perform its obligations under this subsection, Purchaser, the Depositor or the Trustee may do so, at the expense of such Seller.

     (b) Each Seller shall not change its name, identity, or corporate structure in any manner that would, could or might make any financing statement or continuation statement filed by each such Seller (or by Purchaser or the Trustee on behalf of such Seller) in accordance with paragraph (a) above seriously misleading within the meaning of ss. 9-402(7) of the UCC, unless such Seller shall have given Purchaser, the Depositor, the Trustee and the Certificate Insurer at least 60 days prior written notice thereof, and shall promptly file appropriate amendments to all previously filed financing statements and continuation statements.

     (c) Each Seller shall give Purchaser, the Depositor, the Certificate Insurer (so long as an Insurer Default shall not have occurred and be continuing) and the Trustee at least 60 days prior written notice of any relocation of its principal executive office if, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement. Each Seller shall at all times maintain each office from which it services Receivables and its principal executive office within the United States of America.

     (d) Each Seller shall maintain its computer systems so that, from and after the time of sale under this Agreement of the Receivables to Purchaser, the conveyance of the Receivables by Purchaser to the Depositor and the conveyance of the Receivables by the Depositor to the Trustee on behalf of the Trust, each Seller's master computer records (including archives) that shall refer to a Receivable indicate clearly that such Receivable has been sold to Purchaser and has been conveyed by Purchaser to the Depositor and by the Depositor to the Trustee on behalf of the Trust. Indication of the Trustee's ownership of a Receivable shall be deleted from or modified on each Seller's computer systems when, and only when, the Receivable shall become a Purchased Receivable or shall have been paid in full.

     (e) If at any time each Seller shall propose to sell, grant a security interest in, or otherwise transfer any interest in motor vehicle receivables to any prospective purchaser, lender or other transferee, such Seller shall give to such prospective purchaser, lender, or other transferee computer tapes, records, or print-outs (including any restored from archives) that, if they shall refer in any manner whatsoever to any Receivable shall indicate clearly that such Receivable has been sold to Purchaser, sold by Purchaser to the Depositor, and is owned by the Trust.

     SECTION 4.2 Other Liens or Interests. Except for the conveyances hereunder, each Seller will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien on the Receivables or the Other Conveyed Property or any interest therein, and such Seller shall defend the right, title, and interest of Purchaser, the Depositor and the Trustee in and to the Receivables and the

Other Conveyed Property against all claims of third parties claiming through or under such Seller.

     SECTION 4.3 Costs and Expenses. Each Seller shall pay all reasonable costs and disbursements in connection with the performance of its obligations hereunder and its Related Documents.


                                    ARTICLE V

                                   REPURCHASES

     SECTION 5.1 Repurchase of Receivables Upon Breach of Warranty. (a) Upon the occurrence of a Seller Repurchase Event, such Seller shall, unless such breach shall have been cured in all material respects, repurchase the related Receivable from the Trustee by the last day of the first full calendar month following discovery or notice to such Seller of such breach pursuant to Section
3.6 of the Pooling and Servicing Agreement, and, on or before the related Deposit Date, such Seller shall pay the Purchase Amount to the Trustee pursuant to the Pooling and Servicing Agreement. To the extent such Seller fails to effect its repurchase obligation, Emergent Group shall repurchase the related Receivable and pay the purchase amount to the Trustee on such date. The provisions of this Section 5.1 are intended to grant the Trustee a direct right against each Seller to demand performance hereunder, and in connection therewith each Seller and Emergent Group waive any requirement of prior demand against the Depositor or Purchaser with respect to such repurchase obligation. Any such purchase resulting from a Seller Repurchase Event shall take place in the manner specified in Section 3.6 of the Pooling and Servicing Agreement. Notwithstanding any other provision of this Agreement or the Pooling and Servicing Agreement to the contrary, the obligation of each Seller and Emergent Group under this Section shall be performed in accordance with the terms hereof notwithstanding the failure of the Servicer and the Depositor to perform any of their respective obligations with respect to such Receivable under the Pooling and Servicing Agreement.

     (b) In addition to the foregoing, each Seller shall promptly purchase from Purchaser (in its capacity as Seller under the Unaffiliated Seller's Agreement) any Receivable repurchased by Purchaser upon the occurrence of an Unaffiliated Seller Repurchase Event involving a Seller breach by Purchaser (in its capacity as Seller under the Unaffiliated Seller's Agreement) pursuant to Section 3.05 of the Unaffiliated Seller's Agreement.

     (c) In addition to the foregoing and notwithstanding whether the related Receivable shall have been purchased by a Seller or Emergent Group, such Seller shall indemnify the Trustee, the Depositor, the Backup Servicer, the Collateral Agent, the Certificate Insurer, the Trust and the Certificateholders against all costs, expenses, losses, damages, claims and liabilities, including reasonable fees and expenses of counsel, which may be asserted against or incurred by any of them as a result of third party claims arising out of the events or facts giving rise to Repurchase Events.

     SECTION 5.2 Reassignment of Purchased Receivables. Upon deposit in the Collection Account of the Purchase Amount of any Receivable repurchased by a Seller under Section 5.1 hereof, the Servicer and the Trustee shall take such steps as may be reasonably requested by such Seller in order to assign to such Seller all of Purchaser's, the Depositor's and the Trust's right, title and interest in and to such Receivable and all security and documents and all Other Conveyed Property conveyed to Purchaser, the Depositor and the Trust directly relating thereto, without recourse, representation or warranty, except as to the absence of liens, charges or encumbrances created by or arising as a result of actions of Purchaser or the Trustee. Such assignment shall be a sale and assignment outright, and not for security. If, following the reassignment of a Purchased Receivable, in any enforcement suit or legal proceeding, it is held that such Seller may not enforce any such Receivable on the ground that it shall not be a real party in interest or a holder entitled to enforce the Receivable, the Servicer and the Trustee shall, at the expense of such Seller, take such steps as such Seller deems reasonably necessary to enforce the Receivable, including bringing suit in Purchaser's or the Trustee's name or the names of the Certificateholders.

     SECTION 5.3 Waivers. No failure or delay on the part of Purchaser, the Depositor or the Trustee as assignee of Purchaser, in exercising any power, right or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy preclude any other or future exercise thereof or the exercise of any other power, right or remedy.

                                   ARTICLE VI

                                  MISCELLANEOUS

     SECTION 6.1 Liability of the Sellers. The Sellers shall be liable in accordance herewith only to the extent of the obligations in this Agreement specifically undertaken by such Seller and its representations and warranties.

     SECTION 6.2 Merger or Consolidation of any Seller or Purchaser. Any corporation or other entity (i) into which a Seller, Purchaser or Emergent Group may be merged or consolidated, (ii) resulting from any merger or consolidation to which a Seller, Purchaser or Emergent Group is a party or (iii) succeeding to the business of a Seller, Purchaser or Emergent Group, in the case of Purchaser, which corporation has a certificate of incorporation containing provisions relating to limitations on business and other matters substantively identical to those contained in Purchaser's certificate of incorporation, provided that in any of the foregoing cases such corporation shall execute an agreement of assumption to perform every obligation of a Seller, Purchaser or Emergent Group, as the case may be, under this Agreement and, whether or not such assumption agreement is executed, shall be the successor to a Seller, Purchaser or Emergent Group, as the case may be, hereunder (without relieving a Seller, Purchaser or Emergent Group of its responsibilities hereunder, if it survives such merger or consolidation) without the execution or filing of any document or any further act by any of the parties to this Agreement. Notwithstanding the foregoing, so long as an Insurer Default shall not have occurred and be continuing, Purchaser shall not merge or consolidate with any other Person or permit any other Person to become the successor to Purchaser's business without the prior written consent of the Certificate Insurer. Such Seller, Purchaser or Emergent Group shall promptly inform the other party, the Trustee and, so long as an Insurer Default shall not have occurred and be continuing, the Certificate Insurer of such merger, consolidation or purchase and assumption. Notwithstanding the foregoing, as a condition to the consummation of the transactions referred to in clauses (i), (ii) and (iii) above, (x) immediately after giving effect to such transaction, no representation or warranty made pursuant to Sections 3.1 and 3.2 or covenant made pursuant to Section 3.3, shall have been breached (for purposes hereof, such representations and warranties shall speak as of the date of the consummation of such transaction) and no event that, after notice or lapse of time, or both, would become an event of default under the Insurance Agreement, shall have occurred and be continuing, (y) such Seller, Purchaser or Emergent Group, as applicable, shall have delivered to the Trustee an Officer's Certificate and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this Section 6.2 and that all conditions precedent, if any, provided for in this Agreement relating to such transaction have been complied with, and (z) such Seller, Purchaser or Emergent Group, as applicable, shall have delivered to the Trustee an Opinion of Counsel, stating, in the opinion of such counsel, either (A) all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary to preserve and protect the interest of the Trustee in the Trust Property and reciting the details of the filings or (B) no such action shall be necessary to preserve and protect such interest.

     SECTION 6.3 Limitation on Liability of the Sellers and Others. Each Seller and any director, officer, employee or agent of any such Seller may rely in good faith on the advice of counsel or on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising under this Agreement. No Seller shall be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its obligations under this Agreement or its Related Documents and that in its opinion may involve it in any expense or liability.

     SECTION 6.4 Amendment.

     (a) This Agreement may be amended by the Sellers, Purchaser and Emergent Group, with the prior written consent of the Certificate Insurer (so long as an Insurer Default shall not have occurred and be continuing) but without the consent of the Trustee or any of the Certificateholders (unless an Insurer Default shall have occurred, in which event the consent of the Certificate Majority shall be obtained) (i) to cure any ambiguity or (ii) to correct any provisions in this Agreement; provided, however, that such action shall not, as evidenced by an Opinion of Counsel delivered to the Trustee, adversely affect in any material respect the interests of any Certificateholder.

     (b) This Agreement may also be amended from time to time by the Sellers, Purchaser and Emergent Group with the prior written consent of the Certificate Insurer (so long as an Insurer Default shall not have occurred and be continuing) and with the consent of the Trustee and a Certificate Majority, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement, or of modifying in any manner the rights of the Certificateholders; provided, however, that no such amendment shall (i) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on Receivables or distributions that shall be required to be made on any Certificate or the pass-through rate or (ii) reduce the aforesaid percentage required to consent to any such amendment or any waiver hereunder, without the consent of the Holders of all Certificates then outstanding.

     (c) Prior to the execution of any such amendment or consent, Emergent Group shall have furnished written notification of the substance of such amendment or consent to each Rating Agency.

     (d) Promptly after the execution of any such amendment or consent, the Trustee shall furnish written notification of the substance of such amendment or consent to each Certificateholder.

     (e) It shall not be necessary for the consent of Certificateholders pursuant to this Section to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable requirements as the Trustee may prescribe, including the establishment of record dates. The consent of any Holder of a Certificate given pursuant to this Section or pursuant to any other provision of this Agreement shall be conclusive and binding on such Holder and on all future Holders of such Certificate and of any Certificate issued upon the transfer thereof or in exchange thereof or in lieu thereof whether or not notation of such consent is made upon the Certificate.

     SECTION 6.5 Notices. All demands, notices and communications to any of the Sellers, Purchaser or Emergent Group hereunder shall be in writing, personally delivered, or sent by telecopier (subsequently confirmed in writing), reputable overnight courier or mailed by certified mail, return receipt requested, and shall be deemed to have been given upon receipt (a) in the case of Loan Pro$, to The Loan Pro$, Inc., 15 South Main Street, Suite 750, Greenville, South Carolina 29601, (b) in the case of Premier, to Premier Financial Services, Inc., 15 South Main Street, Suite 750, Greenville, South Carolina 29601, (c) in the case of Emergent Group, to Emergent Group, Inc., 15 South Main Street, Suite 750, Greenville, South Carolina 29601 or (d) in the case of Purchaser, to Emergent Auto Holdings Corp., 44 East Camperdown Way, Greenville, South Carolina 29601.

     SECTION 6.6 Merger and Integration. Except as specifically stated otherwise herein, this Agreement, the Pooling and Servicing Agreement and the Related Documents set forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement, the Pooling and Servicing Agreement and the Related Documents. This Agreement may not be modified, amended, waived or supplemented except as provided herein.

     SECTION 6.7 Severability of Provisions. If any one or more of the covenants, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, provisions or terms shall be deemed severable from the remaining covenants, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

     SECTION 6.8 Intention of the Parties. The execution and delivery of this Agreement shall constitute an acknowledgment by each Seller and Purchaser that they intend that the assignment and transfer herein contemplated constitute a sale and assignment outright, and not for security, of the Receivables and the Other Conveyed Property conveying good title thereto free and clear of any Liens, from each such Seller to Purchaser, and that none of the Receivables and the Other Conveyed Property shall be a part of such Seller's estate in the event of the bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding, or other proceeding under any federal or state bankruptcy or similar law, or the occurrence of another similar event, of, or with respect to, such Seller. In the event that such conveyance is determined to be made as security for a loan made by Purchaser, the Trust or the Certificateholders to such seller, as applicable, the parties intend that either such Seller shall have granted to Purchaser a security interest in all right, title and interest in and to the Receivables and the Other Conveyed Property conveyed pursuant to Section
2.1 hereof, and that this Agreement shall constitute a security agreement under applicable law.

     SECTION 6.9 Governing Law. This Agreement shall be construed in accordance with, the laws of the State of New York without regard to the principles of conflicts of laws thereof and the obligations, rights and remedies of the parties under this Agreement shall be determined in accordance with such laws.

     SECTION 6.10 Counterparts. For the purpose of facilitating the execution of this Agreement and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and all of which counterparts shall constitute but one and the same instrument.

     SECTION 6.11 Conveyance of the Receivables and the Other Conveyed Property to the Trust. Each Seller acknowledges that Purchaser intends, pursuant to the Unaffiliated Seller's Agreement, to convey the Receivables and the Other

Conveyed Property, together with its respective rights under this Agreement, to the Depositor on the date hereof and that the Depositor intends, pursuant to the Pooling and Servicing Agreement, to convey the Receivables and the Other Conveyed Property, together with its respective rights under this Agreement, to the Trust on the date hereof. Each Seller acknowledges and consents to such conveyance and waives any further notice thereof and covenants and agrees that the representations and warranties of such Seller contained in this Agreement and the rights of Purchaser hereunder are intended to benefit the Depositor, the Certificate Insurer, the Trustee, the Trust and the Certificateholders. In furtherance of the foregoing, each Seller covenants and agrees to perform its duties and obligations hereunder, in accordance with the terms hereof for the benefit of the Depositor, the Certificate Insurer, the Trustee, the Trust and the Certificateholders and that, notwithstanding anything to the contrary in this Agreement, each Seller shall be directly liable to the Trustee and the Trust (notwithstanding any failure by the Servicer, the Backup Servicer or Purchaser to perform its duties and obligations hereunder or under the Pooling and Servicing Agreement) and that the Trustee may enforce the duties and obligations of each Seller under this Agreement against each such Seller for the benefit of the Certificate Insurer, the Trust and the Certificateholders.

     SECTION 6.12 Nonpetition Covenant. Until one year and one day after the termination of the Trust, neither Seller nor Purchaser shall petition or otherwise invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Trust (or, in the case of each Seller, against Purchaser) under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Trust (or Purchaser) or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Trust (or Purchaser).

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

                                     EMERGENT AUTO HOLDINGS CORP.,
                                     as Purchaser


                                     By:  /s/  Kevin Mast
                                        -----------------------------------
                                        Name:  Kevin J. Mast
                                        Title: Vice President and Treasurer


                                     THE LOAN PRO$, INC., as Seller


                                     By:  /s/  Kevin Mast
                                        -----------------------------------
                                        Name:  Kevin J. Mast
                                        Title: CFO/Treasurer


                                     PREMIER FINANCIAL SERVICES, INC., as
                                     Seller


                                     By:  /s/  Kevin Mast
                                        ------------------------------------
                                        Name:  Kevin J. Mast
                                        Title: CFO/Treasurer


                                     EMERGENT GROUP, INC.


                                     By:  /s/  Kevin Mast
                                        ------------------------------------
                                        Name:  Kevin J. Mast
                                        Title: Treasurer

                                                                      SCHEDULE A

                        SCHEDULE OF RECEIVABLES CONVEYED


             [see Exhibit A to the Unaffiliated Seller's Agreement]

                                                                      SCHEDULE B

                           SCHEDULE OF REPRESENTATIONS

     1. Characteristics of Receivables. Each Receivable (A) was originated by each Seller in the ordinary course of each Seller's business and each Seller had all necessary licenses and permits to originate Receivables in the state where each Seller was located, was fully and properly executed by the parties thereto or was purchased by each Seller from a Dealer under an existing Dealer Agreement with Loan Pro$ or Premier and was validly assigned by such Dealer to Loan Pro$ or Premier, (B) contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for realization against the collateral security, and (C) is a fully amortizing Simple Interest
Receivable or Rule of 78s Receivable which provides for level monthly payments (provided that the payment in the first Collection Period and the final Collection Period of the life of the Receivable may be minimally different from the level payment) which, if made when due, shall fully amortize the Amount Financed over the original term.

     2. No Fraud or Misrepresentation. Each Receivable was originated or acquired by each Seller without any fraud or material misrepresentation on the part of a Dealer, an Originator, the Obligor or a Seller.

     3. Compliance with Law. All requirements of applicable federal, state and local laws, and regulations thereunder (including, without limitation, usury laws, the Federal Truth-in-Lending Act, the Equal Credit Opportunity Act, the Fair Credit Billing Act, the Fair Credit Reporting Act, the Fair Debt Collection Practices Act, the Federal Trade Commission Act, the Magnuson-Moss Warranty Act, the Federal Reserve Board's Regulations "B" and "Z", the Soldiers' and Sailors' Civil Relief Act of 1940, and state adaptations of the National Consumer Act and of the Uniform Consumer Credit Code and other consumer credit laws and equal credit opportunity and disclosure laws) in respect of all of the Receivables, each and every sale of Financed Vehicles and the sale of any physical damage insurance and any extended service contracts, have been complied with in all material respects, and each Receivable and the sale of the Financed Vehicle evidenced by each Receivable and the sale of any physical damage insurance and any extended service contracts complied at the time it was originated or made and now complies in all material respects with all applicable legal requirements.

     4. Origination. Each Receivable was originated in the United States and, at the time of origination materially conformed to all requirements of the respective Seller's underwriting guide applicable to such Receivable.

     5. Binding Obligation. Each Receivable represents the genuine, legal, valid and binding payment obligation of the Obligor thereon, enforceable by the holder thereof in accordance with its terms, except (A) as enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the enforcement of creditors' rights generally and by equitable limitations on the availability of specific remedies, regardless of whether such enforceability is considered in a proceeding in equity or at law and (B) as such Receivable may be modified by the application after the Cut-Off Date of the Soldiers' and Sailors' Civil Relief Act of 1940, as amended; and all parties to each Receivable had full legal capacity to execute and deliver such Receivable and all other documents related thereto and to grant the security interest purported to be granted thereby.

     6. No Government Obligor. None of the Receivables shall be due from the United States of America or any State or from any agency, department, subdivision or instrumentality thereof.

     7. Obligor Bankruptcy. At the Cut-Off Date, no Obligor had been identified by the related Seller as being the subject of a current bankruptcy proceeding.

     8. Schedule of Receivables. The information pertaining to each Receivable set forth in the Schedule of Receivables and in the Underwriting Agreement was true and correct in all material respects as of the close of business on the Cut-Off Date and at the Closing Date.

     9. Marked Records. By the Closing Date, each Seller will have caused the portions of each Seller's servicing records relating to the Receivables to be clearly and unambiguously marked to show that the Receivables have been sold to the Depositor and are owned by the Depositor in accordance with the terms of the Unaffiliated Seller's Agreement.

     10. Computer Tape or Listing. The Computer Tape or Listing made available by each Seller to the Depositor on the Closing Date was complete and accurate as of the Cut-off Date and includes a description of the same Receivables that are described in the Schedule of Receivables.

     11. Chattel Paper. The Receivables constitute chattel paper within the meaning of the UCC.

     12. One Original. There is only one original executed copy of each Receivable.

     13. Receivable Files Complete. There exists a Receivable File pertaining to each Receivable and such Receivable File contains, without limitation, (a) a fully executed original of the Receivable and (b) the original Lien Certificate or application therefor together with an assignment of the Lien Certificate executed by each Seller to the Depositor. Each of such documents which is required to be signed by the Obligor has been signed by the Obligor in the appropriate spaces. All blanks on any form have been properly filled in and each form has otherwise been correctly prepared.

Notwithstanding the above, a copy of the complete Receivable File for each Receivable, which fulfills the documentation requirements of the related Seller's underwriting guide as in effect at the time of purchase is in the possession of the Servicer or the Trustee.

     14. Receivables in Force. No Receivable has been satisfied, subordinated or rescinded, and the Financed Vehicle securing each such Receivable has not been released from the lien of the related Receivable in whole or in part. No provisions of any Receivable have been waived, altered or modified in any respect since its origination, except by instruments or documents identified in the Receivable File held by the Trustee. No Receivable has been modified as a result of application of the Soldiers' and Sailors' Civil Relief Act of 1940, as amended.

     15. Lawful Assignment. No Receivable was originated in, or is subject to the laws of, any jurisdiction the laws of which would make unlawful, void or voidable the sale, transfer and assignment of such Receivable under this Agreement, the Unaffiliated Seller's Agreement or pursuant to transfers of the Certificates. Neither Seller has entered into any agreement with any account debtor that prohibits, restricts or conditions the assignment of any portion of the Receivables.

     16. Good Title. No Receivable has been sold, transferred, assigned or pledged by either Seller to any Person other than Purchaser immediately prior to the conveyance of the Receivables to Purchaser pursuant to this Agreement, the Sellers were the sole owners thereof and had good and indefeasible title thereto, free of any Lien except for the lien of BankAmerica Business Credit, Inc. which will be simultaneously released with the transfer of the Receivables to Purchaser and, upon execution and delivery of this Agreement by the Seller, the Trustee shall have good and indefeasible title to and will be the sole owner of such Receivables, free of any Lien. No Dealer has a participation in, or other right to receive, proceeds of any Receivable. Neither Seller has taken any action to convey any right to any Person that would result in such Person having a right to payments received under the related Insurance Policies or the related Dealer Agreements or Dealer Assignments or to payments due under such Receivables.

     17. Security Interest in Financed Vehicle. Each Receivable created or shall create a valid, binding and enforceable first priority security interest in favor of either Seller in the Financed Vehicle. The Lien Certificate for each Financed Vehicle shows, or if a new or replacement Lien Certificate is being applied for with respect to such Financed Vehicle the Lien Certificate will be received within 180 days of the Closing Date and will show, either Seller named as the secured party under each Receivable as the holder of a first priority security interest in such Financed Vehicle. With respect to each Receivable for which the Lien Certificate has not yet been returned from the Registrar of Titles, the related Seller has received written evidence from the related Dealer that such Lien Certificate showing either Seller as first lienholder has been applied for. If the Receivable was originated in a state in which a filing or recording is required of the secured party to perfect a security interest in motor vehicles, such filings or recordings have been duly made to show the related Seller named as the secured party under the related Receivable. The related Seller's security interest has been validly assigned by the related Seller, as the case may be, to Purchaser pursuant to this Agreement, by the Unaffiliated Seller to the Depositor pursuant to the Unaffiliated Seller's Agreement and by the Depositor to the Trustee pursuant to the Pooling and Servicing Agreement. Immediately after the sale, transfer and assignment thereof to the Trust, each Receivable will be secured by an enforceable and perfected first priority security interest in the Financed Vehicle in favor of the Trustee as secured party, which security interest is prior to all other liens upon and security interests in such Financed Vehicle which now exist or may hereafter arise or be created (except, as to priority, for any lien for taxes, labor or materials affecting a Financed Vehicle). As of the Cut-Off Date there were no Liens or claims for taxes, work, labor or materials affecting a Financed Vehicle which are or may be Liens prior or equal to the lien of the related Receivable.

     18. All Filings Made. All filings (including, without limitation, UCC filings) required to be made by any Person and actions required to be taken or performed by any Person in any jurisdiction to give the Trustee a first priority perfected lien on, or ownership interest in, the Receivables and the proceeds thereof and the other Trust Property have been made, taken or performed.

     19. No Impairment. Neither Seller has done anything to convey any right to any Person that would result in such Person having a right to payments due under the Receivable or otherwise to impair the rights of the Trust and the Certificateholders in any Receivable or the proceeds thereof.

     20. Receivable Not Assumable. No Receivable is assumable by another Person in a manner which would release the Obligor thereof from such Obligor's obligations to either Seller with respect to such Receivable.

     21. No Defenses. No Receivable is subject to any right of rescission, setoff, counterclaim or defense and no such right has been asserted or threatened with respect to any Receivable.

     22. No Default. There is currently no default, breach, violation or event permitting acceleration under the terms of any Receivable (other than payment delinquencies of not more than 30 days), and no condition exists or event has occurred and is continuing that with notice, the lapse of time or both would constitute a default, breach, violation or event permitting acceleration under the terms of any Receivable, and there is currently no effective waiver of any of the foregoing. As of the Cut-Off Date, no Financed Vehicle had been repossessed.

     23. Insurance. At the time of the origination of each Receivable, the related Financed Vehicle was covered by a comprehensive and collision insurance policy (i) in an amount at least equal to the lesser of (a) its maximum insurable value or (b) the principal amount due from the Obligor under the related Receivable, (ii) naming the related Seller and its successors and assigns as loss payee and (iii) insuring against loss and damage due to fire, theft, transportation, collision and other risks generally covered by comprehensive and collision coverage. Each Receivable requires the Obligor to maintain physical loss and damage insurance, naming the related Seller and its successors and assigns as additional insured parties, and each Receivable permits the holder thereof to obtain physical loss and damage insurance at the expense of the Obligor if the Obligor fails to do so.

     24. Receivables. (i) Each Receivable had a remaining maturity, as of the Cut-Off Date, of at least 2 months but not more than 70 months; (ii) each Receivable had an original maturity of at least 4 months but not more than 72 months; (iii) each Receivable had an original principal balance of at least $483.58 and not more than $18,656.08; (iv) each Receivable had a Principal Balance as of the Cut-Off Date of at least $5.45 and not more than $18,523.29;
(v) each Receivable has an Annual Percentage Rate of at least 17.82% and not more than 45.99%; (vi) no Receivable was more than 30 days past due as of the Cut-Off Date; (vii) no funds have been advanced by the Unaffiliated Seller, the Servicer, the related Seller, any Dealer, or anyone acting on behalf of any of them in order to cause any Receivable to qualify under subclause (vi) of this clause (24); (viii) no Receivable has a final scheduled payment date on or after February 20, 2003; (ix) the Principal Balance of each Receivable set forth in Schedule of Receivables is true and accurate in all material respects as of the Cut-Off Date and (x) as of the Cut-Off Date, substantially all of the Aggregate Principal Balance for all the Receivables is attributable to loans for the origination or purchase of used Financed Vehicles.

     25. Origination. Each Receivable was originated in the United States and, at the time of origination, materially conformed to all requirements of the related Seller's underwriting policies and guidelines then in effect and applicable to such Receivable.

     26. No Adverse Selection. No selection procedures adverse to the Certificateholders or to the Certificate Insurer have been utilized in selecting such Receivable from all other similar Receivables originated by the related Seller.